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                                                                    EXHIBIT 23


                        Consent of Independent Auditors

We consent to the incorporation by reference in the Registration Statement (Forms S-3 No. 33-64310) and related Prospectus of USTMAN Technologies, Inc. of our report dated February 20, 1998, with respect to the financial statements of Advanced Tank Certification, Inc. included in its Current Report on Form 8-K/A dated March 2, 1998, filed with the Securities and Exchange Commission.



                                   /s/ ERNST & YOUNG LLP
Denver, Colorado
March 2, 1998